SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            FORM 8-K/A AMENDMENT #2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 30, 1996

                              IVC Industries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      33-730406               22-1567481
- --------------------------------------------------------------------------------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)        Identification No.)

        500 Halls Mill Road, Freehold, New Jersey              07728
        --------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (908) 308-3000

                        International Vitamin Corporation
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

Exhibits:

      Pursuant to Section 15 of Exhibit 10.11 of the Registrant's Form 8-K dated May 14, 1996, certain security agreements were to be executed and delivered within 10 days after the date of such exhibit. Such agreements have been included in this Form 8-K/A Amendment #2. In addition, the annex to Exhibit
10.15 of the Registrant's Form 8-K dated May 14, 1996 was inadvertently omitted from this Item. Exhibit 10.15 has been included in full in this Form 8-K/A Amendment # 2.

2.1 Merger Agreement dated as of November 13, 1995, amended and restated as of February 13, 1996, among International Vitamin Corporation, Hall Laboratories, Inc., Andrew M. Pinkowski, Rita Pinkowski, Vicki Welsh Jones and The Amelia Welsh Jones Trust under a Trust Agreement dated 6/4/93 (incorporated by reference to Appendix A to the Registrant's Proxy Statement and Annual Report to Shareholders dated March 5, 1996).*

3.3   Amended Certificate of Incorporation of IVC Industries, Inc.*

3.4   Amended and Restated By-laws of IVC Industries, Inc.*

10.5 Registration Rights Agreement dated April 30, 1996 among IVC Industries, Inc., Andrew M. Pinkowski, Rita Pinkowski, Vicki Welsh Jones, The Amelia Welsh Jones Trust under a Trust Agreement dated 6/4/93, Lawrence A. Newman, Duane Baxter, Peter W. Schreiber, John H. Dettra, Jr. and Larry Corbridge.*

10.6 International Vitamin Corporation 1995 Stock Option Plan (incorporated by reference to the Registrant's Statement and Annual Report to Shareholders dated March 5, 1996).*

10.7 Credit Agreement dated as of April 30, 1996 among IVC Industries, Inc., the Banks party thereto and The Chase Manhattan Bank (National Association), as Agent..*

10.8  Guaranty dated as of April 30, 1996 by the Guarantor.**

10.9 Guaranty Reimbursement Agreement dated as of April 30, 1996 by IVC Industries, Inc., International Vitamin Overseas Sales Corp. and Hall Laboratories, Ltd. in favor of the Guarantor.**

- --------

*     Previously filed.

** Previously filed. Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.

10.10 Letter of Credit Reimbursement Agreement dated as of April 30, 1996 by and between IVC Industries, Inc., International Vitamin Overseas Sales Corp. and The Chase Manhattan Bank (National Association).*

10.11 Subordination and Intercreditor Agreement dated as of April 30, 1996 by the Guarantor, The Chase Manhattan Bank (National Association), IVC Industries, Inc., International Vitamin Overseas Sales Corp. and Hall Laboratories, Ltd.**

10.12 Security Agreement dated as of April 30, 1996 by IVC Industries, Inc. in favor of the Guarantor.**

10.13 Security Agreement dated as of April 30, 1996 by International Vitamin Overseas Sales Corp. in favor of the Guarantor.**

10.14 Security Agreement dated as of April 30, 1996 by Hall Laboratories, Ltd. in favor of the Guarantor.**

10.15 Trademark Collateral Assignment Agreement dated as of April 30, 1996 by IVC Industries, Inc.***

10.16 Employment Agreement dated as of April 30, 1996 between IVC Industries, Inc. and Andrew M. Pinkowski.*

10.17 Guaranty and Security Agreement dated as of May 10, 1996 by IVC Industries, Inc. in favor of the Guarantor.***

10.18 Guaranty and Security Agreement dated as of May 10, 1996 by International Vitamin Overseas Sales Corp. in favor of the Guarantor.***

10.19 Guaranty and Security Agreement dated as of May 10, 1996 by Hall Laboratories, Ltd. in favor of the Guarantor.***

10.20 Trademark Collateral Assignment Agreement dated as of May 10, 1996 by IVC Industries, Inc.***

99.2  Press Release dated May 1, 1996.*

- ---------------

*     Previously filed.

** Previously filed. Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.

*** Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IVC INDUSTRIES, INC.


Date: August __, 1996               /s/ E. Joseph Edell
                                    ------------------------------------------
                                    Name: E. Joseph Edell
                                    Title:Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

                                                                  Sequential
Exhibit                                                           Page No.
- -------                                                           --------

2.1 Merger Agreement dated as of November 13, 1995, amended and restated as of February 13, 1996, among International Vitamin Corporation, Hall Laboratories, Inc., Andrew M. Pinkowski, Rita Pinkowski, Vicki Welsh Jones and The Amelia Welsh Jones Trust under a Trust Agreement dated 6/4/93 (incorporated by reference to Appendix A to the Registrant's Proxy Statement and Annual Report to Shareholders dated March 5, 1996).*

3.3   Amended Certificate of Incorporation of IVC
      Industries, Inc.*

3.4   Amended and Restated By-laws of IVC Industries, Inc.*

10.5 Registration Rights Agreement dated April 30, 1996 among IVC Industries, Inc., Andrew M. Pinkowski, Rita
      Pinkowski, Vicki Welsh Jones, The Amelia Welsh Jones
      Trust under a Trust Agreement dated 6/4/93, Lawrence
      A. Newman, Duane Baxter, Peter W. Schreiber, John H.
      Dettra, Jr. and Larry Corbridge.*

10.6  International Vitamin Corporation 1995 Stock Option
      Plan (incorporated by reference to the Registrant's
      Statement and Annual Report to Shareholders dated
      March 5, 1996).*

10.7  Credit Agreement dated as of April 30, 1996 among IVC
      Industries, Inc., the Banks party thereto and The
      Chase Manhattan Bank (National Association), as
      Agent.*

10.8 Guaranty dated as of April 30, 1996 by the Guarantor.**

10.9  Guaranty Reimbursement Agreement dated as of April 30,
      1996 by IVC Industries, Inc., International Vitamin
      Overseas Sales Corp. and Hall Laboratories, Ltd. in favor of the Guarantor.**

- ---------------

*     Previously filed.

** Previously filed. Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.

                                                                  Sequential
Exhibit                                                           Page No.
- -------                                                           --------

10.10 Letter of Credit Reimbursement Agreement dated as of
      April 30, 1996 by and between IVC Industries, Inc.,
      International Vitamin Overseas Sales Corp. and The
      Chase Manhattan Bank (National Association).*

10.11 Subordination and Intercreditor Agreement dated as of April 30, 1996 by the Guarantor, The Chase Manhattan
      Bank (National Association), IVC Industries, Inc.,
      International Vitamin Overseas Sales Corp. and Hall
      Laboratories, Ltd.**

10.12 Security Agreement dated as of April 30, 1996 by IVC
      Industries, Inc. in favor of the Guarantor.**

10.13 Security Agreement dated as of April 30, 1996 by
      International Vitamin Overseas Sales Corp. in favor of the Guarantor.**

10.14 Security Agreement dated as of April 30, 1996 by Hall
      Laboratories, Ltd. in favor of the Guarantor.**

10.15 Trademark Collateral Assignment Agreement dated as of
      April 30, 1996 by IVC Industries, Inc.***

10.16 Employment Agreement dated as of April 30, 1996 between IVC Industries, Inc. and Andrew M. Pinkowski.*

10.17 Guaranty and Security Agreement dated as of May 10,
      1996 by IVC Industries, Inc. in favor of the Guarantor.***

10.18 Guaranty and Security Agreement dated as of May 10,
      1996 by International Vitamin Overseas Sales Corp. in favor of the Guarantor.***

10.19 Guaranty and Security Agreement dated as of May 10,
      1996 by Hall Laboratories, Ltd. in favor of the Guarantor.***

- ---------------

*     Previously filed.

** Previously filed. Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.

*** Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.

                                                                  Sequential
Exhibit                                                           Page No.
- -------                                                           --------

10.20 Trademark Collateral Assignment Agreement dated as of
      May 10, 1996 by IVC Industries, Inc.***

99.2  Press Release dated May 1, 1996.*




- ---------------

*     Previously filed.

*** Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.